UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2024

Victory Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15935 La Cantera Parkway
San Antonio, Texas		78256
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 216 898-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VCTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2024, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into the Fifth Amendment to Credit Agreement (the “Fifth Amendment”), among the Company, the other loan parties party thereto, the lenders party thereto, Barclays Bank PLC, as administrative agent and RBC Capital Markets, as lead arranger and bookrunner, which amends the Credit Agreement dated as of July 1, 2019 (as amended by the First Amendment to Credit Agreement dated as of January 17, 2020, the Second Amendment to Credit Agreement dated as of February 18, 2021, the Third Amendment to Credit Agreement dated as of December 31, 2021 and the Fourth Amendment to Credit Agreement dated as of September 23, 2022, the “Existing Credit Agreement”), among the Company, the other loan parties party thereto from time to time, Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto from time to time.

Pursuant to the Existing Credit Agreement, the Company obtained a $100,000,000 senior secured first lien revolving credit facility (the “Revolving Facility”). The Fifth Amendment extended the maturity date of the Revolving Facility from July 1, 2024 to March 31, 2026 and decreased the drawn interest rate margin by 0.50% per annum. The Revolving Facility otherwise remains subject to substantially the same terms as those set forth in the Existing Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d)
Exhibits.

Exhibit
Number	Description
10.1	Fifth Amendment to Credit Agreement, dated as of June 7, 2024, by and among the Company, the other loan parties thereto, Barclays Bank PLC, as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date:	June 13, 2024	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo Title: President, Chief Financial Officer and Chief Administrative Officer